SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                               (AMENDMENT NO. ___)


FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12
[ ] Confidential, For Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))

                              THE BRAZIL FUND, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
         (5) Total fee paid:
         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:
         -----------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
         (3) Filing Party:
         -----------------------------------------------------------------------
         (4) Date Filed:
         -----------------------------------------------------------------------

               Other Soliciting Material Pursuant to Rule 14a-6(b)




The following is the text of a letter sent to shareholders of The Brazil Fund, Inc. on June 30, 2004:

                              THE BRAZIL FUND, INC.

                        PROTECT YOUR INVESTMENT - ACT NOW

                                                                   June 30, 2004


Dear Fellow Stockholder:

The annual meeting of stockholders of The Brazil Fund is just a few days away - but it is not too late to protect your investment in the Fund against efforts by the Carrousel group to use the meeting to further its own agenda.

     The Fund's candidates, Ronaldo A. Da Frota Nogueira, Susan Kaufman Purcell, and Vincent J. Esposito, are committed to achieving superior total returns for ALL stockholders. We urge you to support candidates who believe in good corporate governance and who serve to protect your interests.

The Brazil Fund is your company. We urge you to protect your investment by signing, dating and sending back a WHITE proxy card and voting FOR The Brazil Fund candidates. If you have returned a gold proxy card, it is not too late to sign, date and send in a WHITE proxy card and change your vote - only your latest-dated, signed proxy counts.

If you need additional assistance in the proxy voting process, please call 1-800-366-2167 to speak with one of our proxy specialists at Georgeson Shareholder Communications.

On behalf of the Board of Directors of The Brazil Fund, Inc.



                               /s/Robert J. Callander
                               Robert J. Callander
                               Chairman of the Board